----------------------------------------------------------------------

                               The Sentinel Funds

   Supplement dated January 6, 2005 to the Prospectus dated March 29, 2004, as supplemented May 14, 2004, September 3, 2004 and September 21, 2004


Growth Index Fund Portfolio Manager Change. Effective January 1, 2005, Peter
W. Lert, Ph.D., became the portfolio manager of the Sentinel Growth Index Fund. Mr. Lert joined Sentinel Advisors Company in 2004, as a Vice President & Senior Quantitative Analyst. Prior to joining Sentinel Advisors, Mr. Lert was an investment professional with State Street Global Advisors from 2002- 2003, and with Fidelity Investments from 1992 - 2002. He has a total of 14 years of experience as an investment professional, and holds the Chartered Financial Analyst designation.

Distributor Disciplinary Action. Sentinel Financial Services Company, the Funds' distributor, has settled the potential disciplinary action referred to in the Supplement dated September 3, 2004 to the Funds' Prospectus (the "Supplement"), by entering into a Letter of Acceptance, Waiver and Consent ("Letter") with the National Association of Securities Dealers, Inc. The terms of the Letter were consistent with the disclosure in the Supplement.








     ----------------------------------------------------------------------